As filed, via EDGAR, with the Securities and Exchange Commission on March 10, 1999.


                                                              File No.:  2-34277
                                                              ICA No.:  811-1920
                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the registrant |X|

Filed by a party other than the registrant |_|

Check  the   appropriate   box:

[ ]   Preliminary   proxy  statement    [ ] Confidential,  for Use of the
[x]   Definitive  proxy  statement            Commission Only
[ ]   Definitive   additional   materials   (as permitted  by  Rule 14a-6(e)(2))
[ ]   Soliciting  material  pursuant to Rule 14a-11(c) or Rule 14a-12

                               STRALEM FUND, INC.
                               ------------------
                (Name of Registrant as Specified in Its Charter)

                                Aviva L. Grossman
                                -----------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

      |X|  No fee required.

      |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1) Title of each class of securities to which transaction applies:

      (2) Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

      (4) Proposed maximum aggregate value of transaction:

      (5) Total fee paid:

      |_|  Fee paid previously with preliminary materials.

      |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)  Amount previously paid:

      (2) Form, schedule or registration statement no.:

      (3) Filing party:

      (4) Date filed:

                               STRALEM FUND, INC.
                                 405 Park Avenue
                               New York, NY 10022


                                                                March 10, 1999


Dear Shareholder:

                  The Annual Meeting of Shareholders of Stralem Fund, Inc. (the "Fund") will be held at 405 Park Avenue, New York, New York 10022, on April 7, 1999 at 11:30 a.m. Eastern time. The attached proxy describes matters to be voted upon including the following:

                  1. A proposal to reorganize the Fund from a Delaware corporation to a Delaware business trust. This new trust will have the same investment objective as the Fund and shareholder rights under the trust will not be effected. As a Delaware business trust, the Fund will not be required to hold annual shareholder meetings. This will ultimately reduce Fund expenses by eliminating the costs associated with these meetings. Over the years it has become standard in the mutual fund industry for funds to be organized in states that do not require annual shareholder meetings.

                  2. A proposal to update the Fund's fundamental investment restrictions. The Fund's restrictions have been in effect for many years and do not reflect changes in federal and state securities laws over the years. The proposal will not affect the way the Fund is managed or its investment objective.

                  The Board of Directors has given full and careful consideration to these proposals and has concluded that they are in the best interests of the Fund and its shareholders. We urge you to approve the proposals.

                  Please sign, date and return the enclosed proxy card promptly.

                                                         Sincerely,

                                                         /s/ Philippe E. Baumann
                                                         -----------------------
                                                         Philippe E. Baumann
                                                         President

                               STRALEM FUND, INC.
                                 405 Park Avenue
                            New York, New York 10022


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            To Be Held April 7, 1999


        The annual meeting of shareholders (the "Meeting") of Stralem Fund, Inc. (the "Fund") will be held at the offices of the Fund, 405 Park Avenue, Fourteenth Floor, New York, N.Y. on April 7, 1999 at 11:30 a.m., Eastern time, for the following purposes:

        (1) To elect four Directors to hold office until the election and qualification of their successors:

        (2) To approve or disapprove a reorganization of the Fund to a Delaware business trust;

        (3) To ratify or reject the selection of Richard A. Eisner & Company, LLP as independent auditors for the Fund;

        (4)  To  approve  or  disapprove   changes  to  the  Fund's  fundamental
investment restrictions (none of which will change the Fund's current investment objective); and

        (5) To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

        Shareholders of record as of the close of business on March 5, 1999 are entitled to receive notice of, and to vote at, the Meeting and any and all adjournment(s) thereof. Your attention is called to the accompanying proxy statement.

                                    By Order of the Board of Directors

                                    /s/ Hirschel B. Abelson
                                    -----------------------
                                    Hirschel B. Abelson
                                    Secretary

Dated:  March 10, 1999

        You can help avoid the necessity and expense of sending follow-up letters to ensure a quorum by promptly returning the enclosed proxy. If you are unable to attend the Meeting, please mark, sign, date, and return the enclosed proxy so that the necessary quorum may be represented at the Meeting. The enclosed envelope requires no postage if mailed in the United States.

                               STRALEM FUND, INC.
                                 405 Park Avenue
                            New York, New York 10022

                                 PROXY STATEMENT

                              Dated March 10, 1999

                         ANNUAL MEETING OF SHAREHOLDERS
                                   TO BE HELD

                                  April 7, 1999



        GENERAL INFORMATION

        This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Stralem Fund, Inc., a Delaware corporation (the "Fund"), in connection with the annual meeting of shareholders (the "Meeting") to be held on April 7, 1999 at 11:30 a.m. Eastern time at the offices of the Fund, 405 Park Avenue, Fourteenth Floor, New York, N.Y., and at any adjournment(s) thereof.

        The Meeting has been called for the following purposes:

        1. To elect four Directors to hold office until the election and qualification of their successors;

        2. To approve or disapprove a reorganization of the Fund to a Delaware business trust;

        3. To ratify or reject the selection of Richard A. Eisner & Company, LLP as independent auditors for the Fund;

        4. To approve or disapprove changes to the Fund's fundamental investment restrictions (none of which will change the Fund's current investment objective); and

        5. To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

        Even if you sign and return the accompanying proxy, you may revoke it by giving written notice of such revocation to the Secretary of the Fund prior to the Meeting or by delivering a subsequently dated proxy or by attending and voting at the Meeting in person. In the event that a shareholder signs and returns the proxy ballot, but does not indicate a choice as to any of the items on the proxy ballot, the proxy attorneys will vote those shares of beneficial interest ("shares") in favor of such proposal(s).

        The cost of preparing and mailing the notice of meeting, the proxy card and this proxy statement has been or is to be borne by the Fund, and is estimated to be approximately $33,000. Proxy solicitations will be made primarily by mail, but may also be made by telephone, telegraph, facsimile, or personal interview conducted by certain officers or employees of the Fund and Stralem & Company Incorporated, the Fund's investment adviser, none of whom will receive compensation therefor.

        The Board of Directors has fixed the close of business on March 5, 1999 as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Meeting or any adjournment(s) thereof (the "Record Date"). As of the Record Date, there were approximately 3,933,007 outstanding shares of the Fund. The holders of each share of the Fund shall be entitled to one vote for each full share and a fractional vote for each fractional share. As of March 5, 1999, the following shareholders beneficially owned 5% or more of the Fund's outstanding shares:


         Name and Address                           Number of Shares            Percent
        of Beneficial Owner                        Beneficially Owned           of Fund
        -------------------                        ------------------           -------

        Stralem Employees'                              599,644                  15.25%
          Profit Sharing Trust
        405 Park Avenue
        New York, New York  10022

       Brown Brothers Harriman-                         576,911                  14.67%
           UBS
        3 Hanover Street
        New York, New York  10005


        A copy of the Fund's annual report for the fiscal year ended December 31, 1998 may be received, free of charge, by calling the Fund, at 212-888-8123.

        Proposal 1 requires the affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy. Proposals 2 and 4 require the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which for this purpose means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy at the Meeting. Proposal 3 requires the affirmative vote of a majority of the votes cast at the Meeting in person or by proxy, provided that a quorum is present at the Meeting.

        One-third of the shares outstanding and entitled to vote, either in person or by proxy, constitute a quorum. For purposes of determining the presence of a quorum and counting votes on the matters presented, shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast, at the Meeting. Under the Investment Company Act of 1940, as amended (the "1940 Act"), the affirmative vote necessary to approve a matter under consideration may be determined with reference to a percentage of votes present at the Meeting, which would have the effect of treating abstentions and non-votes as if they were votes against the proposal.

        If the proposals are approved, it is anticipated that they will become effective as soon as practical after shareholder approval.


                                   Proposal 1

                              ELECTION OF DIRECTORS
                              ---------------------

        It is proposed that shareholders elect as Directors the individuals (the "Nominees") listed below, each to serve until their successors have been elected and shall have qualified. The Board of Directors consists of four Directors. If authority is granted on the accompanying proxy to vote in the election of Directors, it is the intention of the persons named in the proxy to vote at the Meeting for the election of the Nominees named below, each of whom has consented to serve if elected. If any of the Nominees is unavailable to serve for any reason, the persons named as proxies will vote for such other Nominee or Nominees selected by the Board of Directors or the Board may reduce the number of Directors as provided in the Fund's By-Laws. The Fund currently knows of no reason why any of the Nominees listed below will be unable to serve if elected.

        If the reorganization of the Fund to a Delaware business trust is approved by shareholders, (see Proposal 2) then the Directors elected at this meeting will become Trustees of the trust and will serve until the next election or until their terms are terminated. If the reorganization is not approved, the Directors elected at this meeting will continue to serve as Directors of the Fund.

                 Nominees for Election to the Board of Directors

                                                                                    Shares Owned
Nominee's Name                Principal Occupation (s)     Year First Became        Beneficially
Address*** and Age            During Past 5 Years             A Director           March 5, 1999*
--------------------------    -------------------             ----------           --------------

**Philippe E. Baumann, 68     Director and Executive             1972                  182,516
                              Vice-President, Stralem &
                              Company Incorporated

Kenneth D. Pearlman, 68       Managing Director, The             1974                    376
                              Evans Partnership
                              (investment partnership)

Jean Paul Ruff, 64            Chairman, Hawley Fuel              1980                   1,530
                              Coal, Inc.

**Michael Rubin, 58           Retired Vice-President             1997                   3,833
                              and Assistant Vice-
                              President and Assistant
                              Secretary, Vice-President,
                              Stralem & Company,
                              Incorporated


------------

        * Beneficial ownership is defined in accordance with the rules of the Securities and Exchange Commission and means generally the power to vote or dispose of shares, regardless of any economic interest therein.

        ** An "interested person" of the Fund, as defined by Section 2(a)(19) of the 1940 Act.

        ***    The  address of each  Nominee is 405 Park  Avenue,  New York,  NY
               10022.

        There are no standing audit, nominating or compensation committees of the Board of Directors, or any committees performing similar functions. The Board of Directors met five times during the twelve months ended December 31, 1998 and each of the Directors attended at least 75% of those meetings.


                         Executive Officers of the Fund

                                                                                    Shares Owned
                                                           Year First Became        Beneficially
Name and Age                  Principal Occupation            an Officer           March 5, 1999*
--------------------          --------------------            ----------           --------------

Philippe E. Baumann, 68       President                          1973                  182,516

Philippe Labaune, 30          Vice President                     1997                    582

Hirschel B. Abelson, 65       Treasurer and Secretary            1989                  218,621


------------

        * Beneficial ownership is defined in accordance with the rules of the Securities and Exchange Commission and means generally the power to vote or dispose of shares, regardless of any economic interest therein.

            Remuneration of Directors and Certain Executive Officers

        Each Director except Philippe E. Baumann is reimbursed for expenses incurred in attending each meeting of the Board of Directors or any committee. Each Director except Philippe E. Baumann receives a fee of $200 for each Board meeting attended up to a maximum of $1,200 per year.

        Set forth below is information regarding compensation paid or accrued for the fiscal year ended December 31, 1998 for each Director:


========================================================================================================================

                                                  Pension or                        Total Compensation
                                              Retirement Benefits  Estimated Annual       From            Number of
                             Aggregate         Accrued as Part of   Benefits Upon     Fund and Fund      Directorships
  Name of Director      Compensation from Fund  Fund Expenses        Retirement         Complex        in Fund Complex
------------------------------------------------------------------------------------------------------------------------
Philippe E. Baumann              $0                   $0                $0                $0                 1
------------------------------------------------------------------------------------------------------------------------
Kenneth D. Pearlman            $1,000                 $0                $0              $1,000               1
------------------------------------------------------------------------------------------------------------------------
Jean Paul Ruff                  $800                  $0                $0               $800                1
------------------------------------------------------------------------------------------------------------------------
Michael Rubin                  $1,000                 $0                $0              $1,000               1
========================================================================================================================


              REQUIRED VOTE AND BOARD OF DIRECTORS' RECOMMENDATION

        The election of the Nominees to the Board of Directors will require the affirmative vote of a plurality of the votes cast at the meeting in person or by proxy.

            THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF NOMINEES TO THE BOARD OF DIRECTORS.


                                   Proposal 2

                           APPROVAL OR DISAPPROVAL OF
                           REORGANIZATION OF THE FUND
                           --------------------------


Introduction

        On February 3, 1999, the Board of the Directors of the Fund unanimously approved an Agreement and Plan of Reorganization, Liquidation and Distribution (the "Agreement"). This document describes the terms and conditions under which the Fund will reorganize from a Delaware corporation into a Delaware business trust. As a Delaware business trust, the Fund will not be required to hold annual shareholder meetings. This will reduce the amount of expenses that the Fund incurs in connection with these meetings including the expenses of printing and mailing proxies and proxy solicitation. In addition, the Fund will reduce the amount of taxes it pays annually by approximately $10,000 by not paying the Delaware corporate franchise tax. If you approve this Proposal, the Fund will be reorganized from a Delaware corporation into a Delaware business trust.

Description of a Delaware Business Trust

        A Delaware business trust is an unincorporated association created by a trust instrument and managed by a board of trustees. The trustees may delegate their day-to-day responsibilities to the investment adviser. To be governed and bound as a business trust, a certificate of trust must be filed with the Delaware Secretary of State. Shareholders of business trusts enjoy the same limited liability as those of Delaware corporations. Similarly, trustees of a business trust are exempt from personal liability to third parties for the business trusts obligations, and the governing instrument may provide that the trust will indemnify and hold harmless any trustee or shareholder against any claim or demand (subject to the limitations of the Federal securities laws).

        The trust will call a shareholder meeting if required to do so in writing by shareholders entitled to cast 10% or more of the Fund's shares. As a business trust, shareholders will continue to have the power to vote with respect to the election of trustees (as needed), the removal of trustees, the approval of any advisory contract, termination of the Delaware trust, any amendments to the trust instrument affecting shareholder voting rights, and on such additional matters as required by the Securities and Exchange Commission or by other law.

        Delaware business trusts are not required to issue share certificates. The trust will not issue certificates unless specifically requested. Shareholders' holdings in the Fund will be maintained and accounted for as record entries on the Fund's computer system.

Plan of Reorganization

      To proceed with the reorganization, a Delaware business trust was established for the Fund. Prior to the reorganization the trust will issue one share to the Fund. On the date of the reorganization, the Fund will transfer all of its assets subject to all of its liabilities to the trust. The trust will issue shares in the exact number of full and fractional shares that each shareholder owned in the Fund which will be the same as that of the Fund. Upon completion of the reorganization, each shareholder will be the owner of full and fractional trust shares equal in number and net asset value to his or her Fund shares. The Delaware corporate entity will then be dissolved. A copy of the Agreement is included as Exhibit A to this proxy statement.

      If approved by shareholders, the reorganization will take place as soon as feasible after the Fund receives the necessary legal opinions. We think this could be accomplished by May of 1999. However, at any time prior to the reorganization, the Board of Directors may decide that it is in the best interest of the Fund and its shareholders not to go forward with this project. If that happens, the Fund will continue to operate as it is currently organized.

Operation of the Trust

      The reorganization will not have any material effect on the operation of the Fund. The trust's investment objective and policies will be identical to those of the Fund. Certain investment restrictions of the Fund, including those that prohibit it from acquiring control of another company, could prohibit the reorganization. By approving this proposal, shareholders will be agreeing to waive temporarily any investment policies or restrictions that would otherwise prohibit the reorganization.

      The trust will continue to be managed by the Fund's investment adviser, Stralem & Company Incorporated ("Stralem") under the direction of the Fund's existing Directors who will become trustees. Stralem will also continue to act as distributor of the Fund's shares. Your approval of the reorganization will be considered approval of a new investment advisory agreement and a new distribution agreement between the trust and Stralem.

      Both the new and current investment advisory agreements contain identical fee schedules. The services provided under the new investment advisory agreement are substantially similar to those under the current agreement. The new agreement states that Stralem will provide the Fund with investment research, data, advice and supervision. Stralem will also provide administrative services, office space utilities and administrative clerical and research personnel. The format of the new agreement has been updated to conform to industry standards and includes certain provisions not contained in the current agreement but common to most investment advisory contracts today. These provisions include discussions of (i) fees paid for brokerage and research services; (ii) the proprietary nature of the Fund's name; (iii) the non-exclusivity of advisory services; and (iv) limitations of trustee and shareholder liabilities.

      The services to be provided under the new distribution agreement are substantially similar to those under the current agreement. The new distribution agreement appoints Stralem to act as sole distributor of the Fund's shares. The style of this agreement has also been updated to conform to industry standards.

Federal Income Tax Consequences

      It is expected that, for federal income tax purposes, the reorganization will result in no taxable gain or loss to the shareholders or the Fund. Following the reorganization, the adjusted basis and holding period of a Fund share held by a shareholder will be the same as before the reorganization. Prior to the reorganization, Kramer Levin Naftalis & Frankel LLP will provide an opinion to this effect. Such opinion, however, is not binding on the Internal Revenue Service. If for any reason the reorganization does not qualify as a tax-free reorganization, the shareholders and the Fund would recognize gain or loss in connection with the transaction. Shareholders should consult their own advisers concerning the potential tax consequences of the reorganization to them, including state and local income tax consequences.

              REQUIRED VOTE AND BOARD OF DIRECTORS' RECOMMENDATION

      Approval of the reorganization of the Fund will require the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which, for this purpose, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy. The Fund will call a shareholder meeting if required to do so in writing by shareholders entitled to cast 10% or more of the Fund's votes. If the shareholders of the Fund do not approve the reorganization, the Board will take such further action as it may deem to be in the best interests of the Fund's shareholders.

               THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
                 SHAREHOLDERS VOTE "FOR" THE FOREGOING PROPOSAL.

                                   Proposal 3

                          RATIFICATION OR REJECTION OF
                              INDEPENDENT AUDITORS
                              --------------------

      The Board of Directors, including a majority of the Directors who are not interested persons of the Fund, unanimously appointed Richard A. Eisner & Company, LLP, as independent auditors to examine and to report on the financial statements of the Fund for the fiscal year ending December 31, 1999. Such appointment was expressly conditioned upon the right of the Fund by a vote of the majority of the outstanding voting securities at any meeting called for the purpose to terminate such employment. The Board's selection of Richard A. Eisner & Company, LLP is hereby submitted to shareholders for ratification.

      Richard A. Eisner & Company, LLP has served as the independent auditors for the Fund during its most recent fiscal period ended December 31, 1998. Services performed by Richard A. Eisner & Company LLP during such time have included the audit of the financial statements of the Fund and services related to filings of the Fund with the Securities and Exchange Commission. Richard A. Eisner & Company, LLP has informed the Fund that neither Richard A. Eisner & Company, LLP nor any of its partners has any direct or material indirect financial interest in the Fund. Representatives of Richard A. Eisner & Company, LLP are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire, and will be available by telephone should any matter arise requiring their participation.

              REQUIRED VOTE AND BOARD OF DIRECTORS' RECOMMENDATION

      Approval of the selection of Richard A. Eisner & Company, LLP as independent auditors to examine and report on the financial statements of the Fund for the fiscal year ending December 31, 1999 will require the affirmative vote of a majority of the votes cast at the Meeting in person or by proxy, provided that a quorum is present at the Meeting. Approval of the reorganization set forth in Proposal 2 will also be considered to be approval of Richard A. Eisner & Company, LLP to act as independent auditors to the trust. If the reorganization is not approved, then Richard A. Eisner & Company will continue to act as independent auditors to the Fund.

               THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
                 SHAREHOLDERS VOTE "FOR" THE FOREGOING PROPOSAL.


                                   Proposal 4

                APPROVAL OR DISAPPROVAL OF CHANGES TO THE FUND'S
                       FUNDAMENTAL INVESTMENT RESTRICTIONS
                       -----------------------------------

      The Fund has adopted a number of fundamental investment restrictions which can only be changed by a vote of the Fund's shareholders. These investment restrictions have been in effect for many years and are described in the Fund's Statement of Additional Information. During that time, amendments have been made to the 1940 Act and other federal and state securities laws which have either eliminated the necessity for these restrictions or modified their parameters. In addition, over the years new investment instruments and techniques have been developed which these restrictions do not reflect. Stralem is proposing to either modify, eliminate or reclassify most of the Fund's investment restrictions to correspond with these industry changes. Restrictions that are no longer required by state law will be eliminated, those that require updating will be amended and still others will be reclassified as non-fundamental. This will give the Fund greater flexibility to respond to further regulatory developments and changes in the financial markets. Non-fundamental restrictions can be changed by Directors (or trustees) without shareholder vote. The elimination of certain restrictions does not indicate that the Fund will engage in these practices without notifying investors. A summary of each of the proposed recommendations is set forth below.

      (1) Modernize the restriction on borrowing. The current investment restriction states that the Fund may not:

        "Borrow money for investment purposes. However, for temporary or emergency purposes, including meeting redemptions and securing short-term credits for the clearance of purchases and sales of securities, the Fund may borrow up to 5% of the value of its assets, but the Fund may not borrow money if, immediately after such borrowing, the Fund will have net assets of less than 300% of the amount of such borrowing. (Both references to the Fund's assets in this paragraph mean the market value of the Fund's net assets.)"

We propose to change this investment restriction to:

        "The Fund may not borrow money, except that the Fund may (a) enter into commitments to purchase securities and instruments in accordance with its investment program, provided that the total amount of any borrowing does not exceed 33 1/3% of the Fund's total assets at the time of the transaction; and (b) borrow money in an amount not exceeding 33 1/3% of the value of its total assets at the time when the loan is made. Any borrowings representing more than 33 1/3% of the Fund's total assets must be repaid before the Fund may make additional investments."

               This change gives the Fund the flexibility to borrow money to purchase securities within the limits of the 1940 Act. Currently the Fund may borrow money for emergency purposes only. Borrowing money may place the Fund at risk and therefore the Fund has no current intention to borrow money.

      (2) Modernize the restriction on acting as an underwriter and eliminate the 5% limitation on the Fund's ability to purchase private placements. The current investment restriction states that the Fund may not:

        "Underwrite securities of other issuers, except that the Fund may purchase securities offered as private placements and, in so doing, may state at the time of purchase that it has no present intention to dispose of such securities and may agree that any disposition of such securities will be subject to compliance with the Securities Act. While such purchases can at times be made at advantageous prices and offer attractive opportunities for investment not otherwise available in the open market, the liquidity and marketability of such securities may be limited and the Fund may not be able to dispose of its holdings in such securities at the current market price. The Management of the Fund would value the same at fair value in good faith as required by the Investment Company Act of 1940. No more than 5% of the value of the Fund's total assets, based upon the then current market value at the time of the purchase of any such securities, amy be invested in such securities."

We propose to change this investment restriction to:

        "The Fund may not underwrite securities of other issuers, except to extent that the Fund may be considered an underwriter within the meaning of the Securities Act when reselling securities held in its own portfolio."

               The proposed restriction is substantively the same as the current restriction except that the policy is stated in a more succinct fashion. In addition the 5% limitation has been eliminated allowing the Fund to invest a greater percentage of its assets in private placements.

      (3) Modify the Fund's restriction as to concentration to exclude government securities from the 25% limitation and to allow the Fund to invest in a "master/feeder" type fund. The current investment restriction states that the Fund may not:

        "Concentrate its investments in a particular industry. No more than 25% of the value of the Fund's total assets, based upon the current market value at the time of purchase of securities in a particular industry, may be invested in such industry."

We propose to change this investment restriction to:

        "The Fund may not concentrate its investments in a particular industry (other than securities issued or guaranteed by the government or any of its agencies or instrumentalities). No more than 25% of the value of the Fund's total assets, based upon the current market value at the time of purchase of securities in a particular industry, may be invested in such industry. This restriction shall not prevent the Fund from investing all of its assets in a "master" fund that has adopted a similar restriction."

               The change more closely tracks the language of the 1940 Act and allows the Fund more flexibility to enter into other types of investment arrangements at some future time. The Fund will not enter into such an arrangement without notifying shareholders.

      (4)  Modernize  and  clarify  the   application  of  the   restriction  on
commodities. The current investment restriction states that the Fund may not:

        "Engage in the purchase and sale of commodities or commodity contracts."

We propose to change this investment restriction to:

        "The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities)."

               This new restriction is more specific and reflects the Fund's current policy more clearly. The change will not affect the Fund's investment techniques.

      (5) Amend the restriction on loans to clarify the limitation on securities lending and to exclude those transactions that current regulatory interpretations and policies allow. The current investment restriction states that the Fund may not:

        "Make loans, except the Fund may lend money to corporations by purchasing corporately-offered short-term and/or long-term debt securities. If any such debt security is not freely marketable under the Securities Act, the amount thereof will be included in the limitation referred to in the last sentence of paragraph 2 above. The purchase of a portion of an issue of publicly distributed bonds, debentures and/or debt securities will not be considered the making of a loan."

We propose to change this investment restriction to:

        "The Fund may not lend any security or make any other loan if, as result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of publicly issued debt securities or to repurchase agreements."

               This change will allow the Fund to lend its assets within the limits of the 1940 Act for any reason that accords with its investment objective. There is no intention for the Fund to change its current investment techniques regarding lending.

      (6) Delete the restriction prohibiting investments for control. This will give the Fund additional flexibility to respond quickly to changes in the financial markets. The Fund is still, however, subject to the diversification requirements of Subchapter M and the 1940 Act (regarding non-diversified funds). The Fund has no intention of investing for control and will only do so temporarily in extraordinary circumstances (such as a reorganization or merger). The current investment restriction states that the Fund may not:

        "Invest  in  companies  for  the  purpose  of   exercising   control  or
        management."

      (7) Delete the restriction as to purchases on margin to allow the Fund to obtain short-term credit if necessary to clear transactions. The Fund will still be subject to Section 12(a) of the 1940 Act prohibiting all other purchases on margin. The current investment restriction states that the Fund may not:

        "Purchase securities on margin."

      (8) Reclassify the restriction as to short sales to be non-fundamental to allow more flexibility by Fund management in changing financial markets. The current investment restriction states that the Fund may not:

        "Make short sales, except that the Fund may sell securities short to the extent that, at the time of any such sale, it owns not less than the amount of such security sold short and/or other securities convertible or exchangeable into such amount.1 The Fund may also make such short sales in special arbitrage situations for the purpose of profiting from a current difference between the price of a security sold, such as stock, and a security owned, such as a debenture convertible into that stock."

               This restriction will become part of the Fund's strategies as set forth in the statement of additional information and could be changed without shareholder vote. The Fund will still be subject to the 1940 Act which prohibits investments in short sales except in connection with an underwriting in which the Fund is a participant.

      (9) Reclassify the restriction as to options to become non-fundamental to allow more flexibility by Fund management in changing markets. The current investment restriction states that the Fund may not:

        "Purchase or sell put and call options on stocks and stock price indexes listed on major exchanges (i.e., not including securities traded over-the-counter) where the total cost of such puts and calls exceeds 10% of the net asset value of the Fund at the time of purchase. Call and put options are, respectively, contracts to buy or sell a security or stock price index at a specific price expiring at a specific time. The Fund will not sell call options where it does not already own the security underlying such options. See item 14 regarding the risks associated with such options. The Fund will not purchase options on securities traded over-the-counter; provided, however, that the Fund shall be permitted to purchase call options on securities traded over-the-counter to complete a short sale with respect to such securities previously entered into by the Fund."

The proposed strategy will read as follows:

        "The Fund may purchase and sell options on stocks and stock price index listed on major exchanges (i.e., not including securities traded over-the-counter) where the total cost of such options does not exceed 10% of the net asset value of the Fund at the time of purchase."

--------
        1 A short sale is a sale of securities not owned at the time of sale anticipating the price to fall and the securities to be repurchased at a profit. A person selling short borrows the equivalent securities to be delivered to the buyer and eventually buys the securities to return to the buyer. In the case of the type of short sales made by the Fund (referred to as a "short sale against the box"), the Fund already owns the stock being sold, but keeps possession of it, and therefore has to borrow the equivalent stock to deliver to the purchaser.

               The reworded version of this restriction will become part of the Fund's strategies set forth in the statement of additional information and could be changed without shareholder vote. The Fund will still be subject to the prohibitions of the 1940 Act. (See # 13 below for additional discussion on options trading.)

      (10) Delete the restriction on purchase of securities of other registered open-end investment companies to allow the Fund to invest in other funds if it meets with its investment objective. This restriction was, until recently, required by some state regulations due to the duplication of fees contained in these arrangements. The Fund is still subject to the limitations on such purchases by Section 12 of the 1940 Act. The current investment restriction states that the Fund may not:

        "Purchase the securities of any other registered open-end investment company, except as part of a merger or consolidation with, or the acquisition of the assets of, another investment company; however, the Fund may purchase the securities of no-load open-end investment companies that invest primarily in money market instruments, provided that (i) not more than 10% of the Fund's and any of its affiliates' net assets shall be invested in such money market investment companies, (ii) not more than 5% of the Fund's net assets shall be invested in any single such money market investment company and (iii) such purchase will not result in the Fund owning more than 3% of the outstanding voting stock of the acquired investment company. (The Fund may purchase shares of registered closed-end investment companies. However, no more than 5% of the then current value of the Fund's total assets based upon market value at the time of purchase may be invested in such securities and no more than 10% of the Fund's net assets will be invested in investment companies of any type.)2"

      (11) Delete the restriction concerning pledging and mortgaging assets. The current restriction investment restriction states that the Fund may not:

        "Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned by it. In connection with short sales, the Fund may, however, pledge or hypothecate securities as security for its obligation to replace the securities sold short."

               This restriction had been included by state regulations that are no longer applicable. There is no equivalent prohibition under the 1940 Act. By eliminating this restriction the Fund could pledge its securities in transactions other than short sales but because this places the Fund at risk it is highly unlikely to do so.

      (12) Delete the restriction on joint trading accounts. The current investment restriction states that the Fund may not:

        "Participate on a joint basis in any securities trading account."

--------
        2 Additionally, the Fund will not require more than 3% of the total outstanding voting stock of any such closed-end investment company.

               The Fund will continue to be prohibited from participating in a joint trading account under the 1940 Act except in connection with an underwriting in which the Fund is a participant (See #2 above).

      (13) Delete the second restriction as to selling a put or call options. The current investment restriction states that the Fund may not:

        "Sell a put or call option unless it owns such option at the time of such sale. The maximum financial risk equals the original costs of such put or call option. In the case of a call option, the Fund will only sell such option if it already owns the security underlying such option. Therefore, there is no financial liability risk since the Fund is long on the securities on which call options may have been sold."

               This restriction duplicated the prior restriction on call options, but prohibited selling a put option unless the Fund owned such option, and was included because of a state regulation that is no longer in effect (See #9 above). Under the strategy proposed above, to the extent that the Fund does not own the underlying security, there could be unlimited exposure up to the value of the security. The Fund will, however, segregate assets to meet its obligations when engaging in options trading.

      (14) Clarify and modernize the language concerning senior securities to allow the Fund to engage in certain practices that may be considered investing in senior securities but are permitted by the 1940 Act. The current investment restriction states that the Fund may not:

        "Issue senior securities of the Fund."

We propose to change this investment restriction to:

        "The Fund may not issue any  senior  security  (as  defined  by the 1940
        Act), except that (a) the Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) the Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (c) subject to the restrictions set forth below, the Fund may borrow as authorized by the 1940 Act."

               This new restriction simply explains in more detail the specifics of the 1940 Act pertaining to senior securities to which the Fund has always been subject. The change will not affect the Fund's investment techniques.

              REQUIRED VOTE AND BOARD OF DIRECTORS' RECOMMENDATION

      Approval of the changes to the Fund's fundamental investment restrictions will require the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which, for this purpose, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at the Meeting if more than

50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy. If shareholders do not approve any of these changes to the investment restrictions, the Fund will continue to operate with that current restriction.

               THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
                 SHAREHOLDERS VOTE "FOR" THE FOREGOING PROPOSAL.

OTHER INFORMATION

        Voting Information and Discretion of the Persons Named as Proxies. While the Meeting is called to act upon any other business that may properly come before it, at the date of this proxy statement the only business which management intends to present or knows that others will present is the business mentioned in the Notice of Meeting. If any other matters lawfully come before the Meeting, and in all procedural matters at the Meeting, it is the intention that the enclosed proxy shall be voted in accordance with the best judgment of the attorneys named therein, or their substitutes, present and acting at the Meeting.

        If at the time any session of the Meeting is called to order a quorum is not present, in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any such proposal. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of the proposal, in favor of such an adjournment, and will vote those proxies required to be voted against the proposal, against any such adjournment. A vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. Any adjourned session or sessions may be held within a reasonable time after the date set for the original Meeting without the necessity of further notice.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE SIGN YOUR PROXY CARD PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE TO AVOID UNNECESSARY EXPENSE AND DELAY. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.


                                            By Order of the Board of Directors,

                                            /s/ Hirschel B. Abelson
                                            -----------------------
                                            Hirschel B. Abelson
                                            Secretary

                                                                       Exhibit A


                                     FORM OF
                              AGREEMENT AND PLAN OF
                  REORGANIZATION, LIQUIDATION AND DISTRIBUTION


               This AGREEMENT AND PLAN OF REORGANIZATION, LIQUIDATION AND DISTRIBUTION is made this __ day of _______, 1999, by and between STRALEM FUND (the "Trust"), a Delaware business trust established under the Trust Instrument dated January 27, 1999, and STRALEM FUND, Inc. (the "Fund"), a Delaware corporation.

               In consideration of the mutual promises herein contained, the parties hereto agree as follows:

               1.     Approval by Shareholders.
                      ------------------------

               A meeting of the shareholders of the Fund shall be called and held for the purpose of acting upon this Agreement and Plan of Reorganization, Liquidation and Distribution (the "Agreement") and the transactions contemplated herein.

               2.     Plan of Reorganization and Liquidation.
                      --------------------------------------

               (a) [In accordance with Section 271 of the Delaware General Corporation Law ("DGCL"),] the Fund will convey, transfer and deliver to the Trust at the closing provided for in Section 3 (hereinafter called the "Closing") all of its then existing assets [, excluding any Reserve Fund as defined in Paragraph B of Section 2]. In consideration thereof, the Trust agrees at the Closing (i) to assume and pay, to the extent that they exist on or after the Effective Time of the Reorganization (as defined in Section 3 hereof), all of the Fund's obligation and liabilities, whether absolute, accrued, contingent or otherwise (such assumption, the "Trust Assumption"); and (ii) to deliver the Fund full and fractional shares of beneficial interest of the Fund, outstanding immediately prior to the Effective Time of the Reorganization [constituting all of the interest in the Trust].

               (b) At the Effective  Time of the  Reorganization,  the Fund will dissolve [in accordance with Section 275 of the DGCL]. Immediately thereafter, the Fund, having, by virtue of the Trust Assumption (and, to the extent necessary or appropriate in the judgement of the Fund, the establishment of a reserve fund of additional assets (the "Reserve Fund")), paid or made reasonable provision to pay or provide compensation for all obligations, liabilities and claims in accordance with Section 281 of the DGCL, will liquidate and distribute pro rata to the shareholders of record as of the Effective Time of the Reorganization the shares received by the Fund pursuant to this Section 2. Such dissolution, liquidation and distribution will be accompanied by the establishment of an open account on the stock records of the Trust in the name of each such shareholder of the Fund and representing the respective pro rata number of shares due such shareholder. Certificates representing the shares of the Trust will not be issued unless specifically requested. Simultaneously with such crediting of shares of the Trust to the shareholders of record, the shares of the Fund held by such shareholders shall be cancelled.

               3.     Closing and Effective Time of the Reorganization.
                      ------------------------------------------------

               The Closing shall occur on (a) the date of the final adjournment of the meeting of shareholders of the Fund at which this Agreement will be considered or (b) such later date as the parties may mutually agree (the "Effective Time of the Reorganization").

               4.     Conditions Precedent.
                      --------------------

               The obligations of the Fund and the Trust to effectuate the Agreement hereunder shall be subject to the satisfaction of each of the following conditions:

               (a) One or more post-effective amendments to the Fund's Registration Statement on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940 (the "Act") containing (i) such amendments to such Registration Statement as are determined by the Trustees of the Trust to be necessary and appropriate as a result of the Agreement; and (ii) the adoption by the Trust as its own of such Registration Statement, as so amended, shall have been filed with the Commission and such post-effective amendment or amendments to the Fund's Registration Statement shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (and not withdrawn or terminated).

               (b) Each party shall have received an opinion of Kramer Levin Naftalis & Frankel LLP to the effect that the reorganization contemplated by this Agreement will not give rise to the recognition of income, gain or loss for federal income tax purposes to the Fund, the Trust or the Fund's shareholders.

               (c) The Fund shall have received the opinion of Kramer Levin Naftalis & Frankel LLP, counsel for the Fund, dated the Effective Time of the Reorganization, addressed to and in form and substance satisfactory to the Trust, to the effect that: (i) the Fund is a corporation duly organized and validly existing under the laws of the State of Delaware; (ii) this Agreement and the reorganization provided for herein and the execution and filing of this Agreement have been duly authorized and approved by all requisite corporate action of the Fund and this Agreement has been duly executed and delivered by the Fund and is a valid and binding obligation of the Fund; and (iii) the Fund is an open-end diversified investment company of the management type registered under the Act.

               (d) The Trust shall have received the opinion of Kramer Levin Naftalis & Frankel LLP, counsel for the Trust, dated the Effective Time of the Reorganization, addressed to and in form and substance satisfactory to the Fund, to the effect that: (i) the Trust is a business trust duly formed and existing in good standing under the laws of Delaware; (ii) this Agreement and the reorganization provided for herein and the execution and filing of this Agreement have been duly authorized and approved by all requisite action of the Trust and this Agreement has been duly executed and delivered by the Trust and is a valid and binding obligation of the Trust; and (iii) the shares of the Trust to be issued in the reorganization have been duly authorized and upon issuance thereof in accordance with this Agreement will be validly issued, fully paid and non-assessable shares of the Trust.

               (e) The shares of the Trust shall have been duly qualified for offering to the public in such jurisdictions (except where such qualifications are not required) so as to permit the transfers contemplated by this Agreement to be consummated.

               (f) A vote approving this Agreement and the reorganization contemplated hereby, including a temporary amendment of those of the Fund's investment restrictions that might otherwise preclude the consummation of the reorganization, shall have been adopted by at least a majority of the outstanding shares of the Fund entitled to vote at an annual or special meeting.

               (g) The shareholders of the Fund shall have voted to approve the actions of the Fund, as sole shareholder of the Trust, to:

                      (1) elect as  Trustees of the Trust (the  "Trustees")  the individuals nominated to serve as Directors of the Fund to hold office in accordance with the Trust's Trust Instrument (except any individual who is no longer willing or able to be elected);

                      (2) approve the Investment Advisory  Agreement between the
               Trust  and  Stralem  &  Company   Incorporated  (the  "Investment
               Advisory Agreement");

                      (3) approve the Distribution  Agreement  between the Trust
               and   Stralem   &   Company   Incorporated   (the   "Distribution
               Agreement");

                      (4) approve the  Custodian  Agreement  between the Trust
               and Schroder & Co. Inc. (the "Custodian Agreement"); and

                      (5) ratify the  selection  of Richard A. Eisner & Company,
               LLP as independent auditors for the Trust for the fiscal year ending December 31, 1999.

               (h) The Trustees shall have taken the following action at a meeting duly called for such purposes:

                      (1)    approval of the Investment Advisory Agreement;

                      (2)    approval of the Distribution Agreement;

                      (3)    approval of the Custodian Agreement;

                      (4) selection of Richard A. Eisner & Company, LLP as independent auditors for the Trust for the fiscal year ending December 31, 1999;

                      (5)  submission  of the matters  referred to in  paragraph
               (g)(2)-(5) of this Section 4 to the sole shareholder of the Trust; and

                      (6) authorization of the issuance by the Trust of Shares of the Trust at the Effective Time of the Reorganization in exchange for the Fund's assets pursuant to the terms and provisions of this Agreement.

               At any time prior to the Effective Time of the Reorganization, any of the foregoing conditions may be waived by the Board of Directors of the Fund if, in the judgment of such Board, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund.

               5.     Termination.
                      -----------

               The Board of Directors of the Fund may terminate this Agreement and abandon the reorganization contemplated hereby, at any time prior the Effective Time of the Reorganization, notwithstanding approval thereof by the shareholders of the Fund if, in the judgment of such Board, proceeding with the Agreement would be inadvisable.

               6.     Entire Agreement.
                      ----------------

               This Agreement embodies the entire agreement between the parties and there are no agreements, understandings, restrictions or warranties among the parties other than those set forth herein or herein provided for.

               7.     Further Assurances.
                      ------------------

               The Fund and the Trust shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

               8.     Governing Law.
                      -------------

               This Agreement and the transactions contemplated hereby shall be governed by and construed and enforced in accordance with the laws of the State of Delaware.

               IN WITNESS WHEREOF, each of the Fund and the Trust has caused this Agreement and Plan of Reorganization, Liquidation and Distribution to be executed on its behalf by its duly authorized officers designated below as of the day and year first above written.



                               STRALEM FUND, INC.

                               By:
                                   -----------------------------------
                               Name:
                               Title:


                               STRALEM FUND



                               By:
                                   -----------------------------------
                               Name:
                               Title:

                               STRALEM FUND, INC.
                                      PROXY

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS of Stralem Fund, Inc. (the "Fund), for use at the annual meeting of shareholders to be held at the offices of the Fund, 405 Park Avenue Fourteenth Floor, New York, New York, on April 7, 1999 at 11:30 a.m. Eastern time.

The undersigned hereby appoints Philippe E. Baumann and Hirschel B. Abelson, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated annual meeting, and at all adjournments thereof, all shares of beneficial interest of the Fund that are held of record by the undersigned on the record date for the annual meeting, upon the following matters:

        Please mark box in blue or black ink.

ITEM 1. Votes on Proposal to elect directors to serve as members of the Board of Directors of the Fund, the nominees are: Philippe E. Baumann, Kenneth D. Pearlman, Jean Paul Ruff, and Michael T. Rubin.


                                      FOR ALL
           FOR         WITHHOLD       EXCEPT
           |_|            |_|           |_|                TO WITHHOLD
                                                           AUTHORITY TO VOTE FOR
                                                           ANY INDIVIDUAL
                                                           NOMINEE, MARK  THE
                                                           "FOR ALL EXCEPT" BOX,
                                                           AND STRIKE A LINE
                                                           THROUGH THE
                                                           NOMINEE'S NAME IN THE
                                                           LIST ABOVE.

ITEM 2. Vote on Proposal to approve a reorganization of the Fund to a Delaware business trust.

                 FOR          AGAINST       ABSTAIN
                 |_|            |_|           |_|

ITEM 3. Vote on Proposal to ratify the selection of Richard A. Eisner & Company, LLP as independent certified public accountants to the Fund.

                 FOR          AGAINST       ABSTAIN
                 |_|            |_|           |_|

ITEM 4. Vote on Proposal to approve changes to the Fund's fundamental investment restrictions:

           1.     Modernize restriction on borrowing.

                 FOR          AGAINST       ABSTAIN
                 |_|            |_|           |_|

           2. Modernize restriction on underwriting.

                 FOR          AGAINST       ABSTAIN
                 |_|            |_|           |_|

           3. Modify restriction as to concentration.

                 FOR          AGAINST       ABSTAIN
                 |_|            |_|           |_|

           4. Modernize and clarify restriction on commodities.

                 FOR          AGAINST       ABSTAIN
                 |_|            |_|           |_|

           5. Amend restriction on lending.

                 FOR          AGAINST       ABSTAIN
                 |_|            |_|           |_|

           6. Delete restriction prohibiting investments for control.

                 FOR          AGAINST       ABSTAIN
                 |_|            |_|           |_|

           7. Delete restriction as to purchases on margin.

                 FOR          AGAINST       ABSTAIN
                 |_|            |_|           |_|

           8. Reclassify restriction as to short sales as non-fundamental.

                 FOR          AGAINST       ABSTAIN
                 |_|            |_|           |_|

           9. Reclassify restriction as to options as non-fundamental.

                 FOR          AGAINST       ABSTAIN
                 |_|            |_|           |_|

           10.    Delete   restriction   on  purchase  of  securities  of  other
                  registered open-end investment companies.

                 FOR          AGAINST       ABSTAIN
                 |_|            |_|           |_|

           11. Delete restriction concerning pledging and mortgaging assets.

                 FOR          AGAINST       ABSTAIN
                 |_|            |_|           |_|

           12. Delete restriction on joint trading accounts.

                 FOR          AGAINST       ABSTAIN
                 |_|            |_|           |_|
           13. Delete the second restriction as to selling options.

                 FOR          AGAINST       ABSTAIN
                 |_|            |_|           |_|

           14. Clarify and modernize restriction on senior securities.

                 FOR          AGAINST       ABSTAIN
                 |_|            |_|           |_|

ITEM 5. Vote on the transaction of such other business as may be properly brought before the meeting.

                 FOR          AGAINST       ABSTAIN
                 |_|            |_|           |_|

--------------------------------------------------------------------------------


        Every properly signed proxy will be voted in the manner specified thereon and, in the absence of specification, will be treated as GRANTING authority to vote FOR all of the above items.

        Receipt of Notice of Annual Meeting is hereby acknowledged.


PLEASE SIGN, DATE AND RETURN PROMPTLY.
                                               ---------------------------------------
                                                   Sign here exactly as name(s) appears hereon
                                               ---------------------------------------

                                               Dated:______________________________, 1999

                                               IMPORTANT:   Joint   owners   must  EACH  sign.
                                               When signing as attorney, executor, administrator,
                                               trustee, guardian or corporate officer, please give
                                               your full title as such.
